UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        June 26, 2009
                                                --------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


        DELAWARE                          000-30575              91-2032368
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(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)


4991 CORPORATE DRIVE                                        HUNTSVILLE, AL 35805
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code      (256) 430-4000
                                                  ------------------------------


                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


2009 Executive Cash Bonus Program.
----------------------------------

     On June 26, 2009, Avocent Corporation's Compensation Committee approved the Avocent Corporation 2009 Executive Cash Bonus Program for the remainder of 2009. A summary of the Avocent Corporation 2009 Executive Cash Bonus Program is incorporated herein by reference and filed as Exhibit 99.7 hereto.


2009 Awards Under the Avocent Corporation Amended and Restated 2005 Equity
--------------------------------------------------------------------------
Incentive Plan.
---------------

     The Avocent Corporation Amended and Restated 2005 Equity Incentive Plan (the "2005 Plan") was approved by stockholders and was filed with the Securities and Exchange Commission ("SEC"). The description of the 2005 Plan contained herein is qualified in its entirety by reference to the full text of the 2005 Plan filed with the SEC as Appendix A to the Proxy Statement for the Annual Meeting of Stockholders on June 11, 2009 and the form of agreements under the 2005 Plan filed as Exhibit 99.14 to the Company's Form 8-K on July 15, 2008. The Company's Compensation Committee, which is comprised of three independent non-employee directors, is the Administrator under the 2005 Plan.

     2009 Restricted Stock Unit Awards

     On June 26, 2009, the Compensation Committee approved the awards of restricted stock units under the 2005 Plan to the Company's executive officers, including the following awards to the executive officers named in the Company's Proxy Statement for the 2009 Annual Meeting of Stockholders who are currently employed by the Company (the "Named Executive Officers"):

                                                          Restricted Stock Units
                        Named Executive Officer              Awarded for 2009
        ------------------------------------------------  ----------------------
        Michael J. Borman,                                         55,000
        Chief Executive Officer

        Edward H. Blankenship,                                     25,000
        Senior Vice President and Chief Financial Officer

        Doyle C. Weeks,                                            32,500
        President and Chief Operating Officer

        Stephen M. Daly,                                           25,000
        Executive Vice President and General Manager of LANDesk

These awards vest over three years (one-third will vest on each of February 8, 2010, February 8, 2011, and February 8, 2012), and each award is subject to a Restricted Stock Agreement that provides for forfeiture in certain events, such as voluntary termination of employment, and full vesting upon certain events, including a termination other than for cause or termination following a change in control of the Company.

     2009 Performance Share Awards

     The 2005 Plan authorizes the Compensation Committee to determine the goals applicable for performance-based awards using one or more measures that are designed to meet the "performance-based compensation" requirements of Section 162(m) of the Internal Revenue Code. On June 26, 2009, the Compensation
Committee awarded performance shares for 2009 under the 2005 Plan to the Company's executive officers. The total share award for each executive officer

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

is based on the executive's base salary and targeted bonus for 2009, and the performance-based award was split equally between two measurement groups, one with performance metrics for 2009 (the "2009 Portion") and the other with performance metrics for 2010 and 2011 (the "2010 & 2011 Portion"). The 2009 Portion will be "earned" up to a maximum of 125% of the targeted amount based on the Company achieving targeted operational earnings per share levels for 2009, and the performance metrics for the 2010 & 2011 Portion will be determined at a later date by the Company's Compensation Committee. Any shares awarded in 2009 based on achievement of the specified levels of earnings per share in 2009 would be further subject to a multiplier based on a comparison of the increase or decrease in the average of the Company's stock price during 2009 compared to the increase or decrease in the average of the NASDAQ Composite Index (the "Index") during 2009 as measured on specific dates. If the average of the Company's stock price on the two dates under- or over-performs the average of the Index, the performance share award as initially determined would be multiplied by a multiplier from 0.7 to 1.25. Thus, depending on the Company's earnings per share for 2009 and the performance of the Company's stock price compared to the performance of the Index in 2009, participants could earn a percentage from 0% to 156.25% of their targeted performance-based awards.

     The    Compensation    Committee    awarded   the   following   number   of
performance-based shares to the following Named Executive Officers for 2009:

                           Estimated Future Payouts for 2009
                            Performance Share Awards Under
                            the 2005 Equity Incentive Plan
                          ----------------------------------
            Named            Targeted          Maximum
          Executive          Number at         Number at
           Officer             100%             156.25%
        ----------------  ----------------  ----------------
          Mr. Borman           55,000            85,937
        Mr. Blankenship        25,000            39,062
           Mr. Weeks           32,500            50,781
           Mr. Daly            25,000            39,062


As noted above, the 2009 Portion of these performance share awards are "earned" only upon the achievement of certain targeted level's of the Company's earnings per share for 2009 as indexed by the Company's average stock price relative performance against the average of the Index during 2009. All potential payouts of shares under this program are performance driven and completely at risk. Therefore, there is no minimum threshold payout, and the targeted and maximum payouts of performance shares awarded in 2009 to the Named Executive Officers under the 2005 Plan are listed in the two columns above.

     Any performance shares actually earned by each participant, if and to the extent earned, would vest over three years (one-third on each of February 8, 2010, February 8, 2011, and February 8, 2012), and each award is subject to a Performance Share Agreement that provides for forfeiture in certain events, such as voluntary termination of employment, and full vesting upon certain events, including a termination other than for cause or termination following a change in control of the Company.

     The specific targeted price levels and dates have been communicated to each eligible executive and represent target levels or other achievements with respect to specific quantitative or qualitative performance related factors, or factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on the Company.

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

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

        Exhibit Number          Description of Exhibit
        --------------          ----------------------
        99.7                    Summary of Avocent Corporation 2009 Executive
                                Cash Bonus Program



















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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AVOCENT CORPORATION

Date: July 2, 2009
                                        By: /s/ Samuel F. Saracino
                                            ----------------------
                                        Samuel F. Saracino
                                        Executive Vice President, General
                                        Counsel, and Secretary















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

                                 EXHIBIT INDEX


Exhibit         Description
-------         -----------
99.7            Summary of Avocent Corporation 2009 Executive Cash Bonus Program






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